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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2001

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                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       0-10068                 76-0566682
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

                                11490 WESTHEIMER
                                   SUITE 1000
                              HOUSTON, TEXAS 77077
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On August 17, 2001, ICO, Inc. ("ICO") issued a press release announcing that its Board of Directors had rejected the revised terms of the offer from Varco International, Inc. to acquire the oilfield services business of ICO. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit               Description

         99.1                  Press Release dated August 17, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ICO, INC.

Date:  August 17, 2001


                                       By: /s/ Christopher N. O'Sullivan
                                          --------------------------------------
                                       Name:  Christopher N. O'Sullivan
                                       Title: Vice Chairman and Chief Financial
                                              Officer



                                       By: /s/ Jon C. Biro
                                          --------------------------------------
                                       Name:  Jon C. Biro
                                       Title: Senior Vice President, Chief
                                              Accounting Officer and Treasurer
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                                 EXHIBIT INDEX

      Exhibit No.                     Description of Exhibit
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         99.1                  Press Release dated August 17, 2001